Exhibit 99.1

Impinj Reports Second Quarter 2024 Financial Results

SEATTLE, WA, July 24, 2024– Impinj, Inc. (NASDAQ: PI), a leading RAIN RFID provider and Internet of Things pioneer, today released its financial results for the second quarter ended June 30, 2024.

“Our second-quarter results were strong, setting several new records,” said Chris Diorio, Impinj co-founder and CEO. “Revenue topped $100 million and adjusted EBITDA topped $25 million, both well above our guidance. Free cash flow topped $40 million. As we continue driving our bold vision to connect every item in our everyday world, I remain confident in our market position and energized by the opportunities ahead.”

Second Quarter 2024 Financial Summary

•
Revenue of $102.5 million
•
GAAP gross margin of 56.1%; non-GAAP gross margin of 58.2%
•
GAAP net income of $10.0 million, or income of $0.34 per diluted share using 29.4 million shares
•
Adjusted EBITDA of $26.8 million
•
Non-GAAP net income of $25.3 million, or income of $0.83 per diluted share using 32.0 million shares

A reconciliation between GAAP and non-GAAP information is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” sections below.

Third Quarter 2024 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the third quarter of 2024 (in millions, except per share data):

Three Months Ending
September 30, 2024
Revenue	$91.0 to $94.0
GAAP Net loss	($3.5 ) to ($2.0 )
Adjusted EBITDA income	$13.8 to $15.3
GAAP Weighted-average shares — diluted	28.2 to 28.4
GAAP Net loss per share — diluted	($0.12) to ($0.07)
Non-GAAP Net income	$13.5 to $15.0
Non-GAAP Weighted-average shares — diluted(1)	32.1 to 32.3
Non-GAAP Net income per share — diluted(1)	$0.46 to $0.50

(1) Non-GAAP diluted net income per share includes the impact of our convertible debt using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion of 2.6 million.

A reconciliation between GAAP and non-GAAP financial measures is provided in the "Non-GAAP Financial Measures" section below.

Conference Call Information

Impinj will host a conference call today, July 24, 2024 at 5:00 p.m. ET / 2:00 p.m. PT to discuss its second-quarter 2024 results, as well as its outlook for its third-quarter 2024. Interested parties may access the call by dialing +1-412-317-1863. A live webcast and replay will also be available on the company’s website at investor.impinj.com. Following the call, a telephonic replay will be available for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 2945814.

Management’s prepared written remarks, along with quarterly financial data, will be made available on Impinj’s website at investor.impinj.com along with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our strategy, investment plans and prospects, statements regarding conditions in the markets in which we compete as well as the broader economy, and our financial guidance and considerations for the third quarter of 2024 and future periods.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj (NASDAQ: PI) helps businesses and people analyze, optimize, and innovate by wirelessly connecting billions of everyday things — such as apparel, automobile parts, luggage, and shipments — to the Internet. The Impinj platform uses RAIN RFID to deliver timely data about these everyday things to business and consumer applications, enabling a boundless Internet of Things. www.impinj.com

Impinj is a registered trademark of Impinj, Inc. All other trademarks are the property of their owners.

###

For more information, contact:

Investor Relations

Andy Cobb, CFA

Vice President, Strategic Finance

+1-206-315-4470

ir@impinj.com

Media Relations
Jill West
Vice President, Strategic Communications
+1 206-834-1110
jwest@impinj.com

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	June 30, 2024	December 31, 2023
Assets:
Current assets:
Cash and cash equivalents	$214,653	$94,793
Short-term investments	5,563	18,440
Accounts receivable, net	54,181	54,919
Inventory	80,773	97,172
Prepaid expenses and other current assets	3,148	4,372
Total current assets	358,318	269,696
Property and equipment, net	47,209	44,891
Intangible assets, net	11,645	13,913
Operating lease right-of-use assets	8,424	9,735
Other non-current assets	1,235	1,478
Goodwill	19,256	19,696
Total assets	$446,087	$359,409
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$15,305	$8,661
Accrued compensation and employee related benefits	12,549	8,519
Accrued and other current liabilities	2,848	8,614
Current portion of operating lease liabilities	3,462	3,373
Current portion of long-term debt	282,671	—
Current portion of deferred revenue	2,087	1,713
Total current liabilities	318,922	30,880
Long-term debt	—	281,855
Operating lease liabilities, net of current portion	7,546	9,360
Deferred tax liabilities, net	2,466	2,911
Deferred revenue, net of current portion	181	272
Total liabilities	329,115	325,278
Stockholders' equity:
Common stock, $0.001 par value	28	27
Additional paid-in capital	504,206	463,900
Accumulated other comprehensive income (loss)	(418)	355
Accumulated deficit	(386,844)	(430,151)
Total stockholders' equity	116,972	34,131
Total liabilities and stockholders' equity	$446,087	$359,409

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024		2023
Revenue	$102,495	$85,986	$179,320		$171,883
Cost of revenue	44,979	42,172	84,256		84,539
Gross profit	57,516	43,814	95,064		87,344
Operating expenses:
Research and development	24,924	23,403	47,443		45,838
Sales and marketing	9,827	10,632	20,003		20,605
General and administrative	13,223	16,002	26,588		31,566
Amortization of intangibles	496	2,146	1,905		2,146
Restructuring costs	—	—	1,812		—
Total operating expenses	48,470	52,183	97,751		100,155
Income (loss) from operations	9,046	(8,369)	(2,687)		(12,811)
Other income, net	2,122	1,165	3,414		2,530
Income from settlement of litigation	—	—	45,000		—
Interest expense	(1,217)	(1,211)	(2,433)		(2,420)
Income (loss) before income taxes	9,951	(8,415)	43,294		(12,701)
Income tax benefit	12	349	13		277
Net income (loss) per share attributable to common stockholders:	$9,963	$(8,066)	$43,307		$(12,424)

Net income (loss) per share — basic	$0.36	$(0.30)	$1.57		$(0.47)
Net income (loss) per share — diluted	$0.34	$(0.30)	$1.44	(1)	$(0.47)

Weighted-average shares outstanding — basic	27,889	26,713	27,623		26,499
Weighted-average shares outstanding — diluted	29,422	26,713	31,718	(1)	26,499

(1) Diluted net income per share includes the impact of our convertible debt using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion of 2.6 million.

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Six Months Ended
	June 30,
	2024	2023
Operating activities:
Net income (loss)	$43,307	$(12,424)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,908	6,066
Stock-based compensation	26,495	23,372
Restructuring equity modification expense	366	—
Accretion of discount or amortization of premium on investments	(109)	(1,285)
Amortization of debt issuance costs	815	802
Deferred tax expense	(372)	(399)
Revaluation of acquisition-related contingent consideration liability	986	—
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable	699	(7,755)
Inventory	16,378	(64,733)
Prepaid expenses and other assets	1,461	2,277
Accounts payable	6,996	6,113
Accrued compensation and employee related benefits	4,056	(1,879)
Accrued and other liabilities	290	2,043
Acquisition-related contingent consideration liability	(2,556)	—
Operating lease right-of-use assets	1,293	1,331
Operating lease liabilities	(1,706)	(1,661)
Deferred revenue	312	(972)
Net cash provided by (used in) operating activities	105,619	(49,104)
Investing activities:
Proceeds from sales of investments	—	13,372
Proceeds from maturities of investments	13,033	92,424
Business acquisitions, net of cash acquired	—	(23,357)
Purchases of intangible assets	—	(250)
Purchases of property and equipment	(7,568)	(13,198)
Net cash provided by investing activities	5,465	68,991
Financing activities:
Proceeds from exercise of stock options and employee stock purchase plan	13,446	5,753
Payment of acquisition-related contingent consideration	(4,602)	—
Net cash provided by financing activities	8,844	5,753
Effect of exchange rate changes on cash and cash equivalents	(68)	7
Net increase in cash and cash equivalents	119,860	25,647
Cash and cash equivalents
Beginning of period	94,793	19,597
End of period	$214,653	$45,244

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, our key non-GAAP performance measures include adjusted EBITDA, non-GAAP net income (loss), free cash flow and adjusted free cash flow as defined below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We use free cash flow and adjusted free cash flow as key measures when assessing our sources of liquidity, capital resources, and quality of earnings. We believe these measures provide useful information for period-to-period comparisons of our business to allow investors and others to understand and evaluate our operating results in the same manner as our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from similarly termed non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement income and related costs; induced conversion expense; other income, net; interest expense; acquisition related expense and related purchase accounting adjustments; and income tax benefit (expense). During the year ended December 31, 2023, we revised our definition of adjusted EBITDA to exclude acquisition related expenses, related purchase accounting adjustments, and amortization of intangibles in connection with our Voyantic Oy acquisition. During the three months ended March 31, 2024, we further revised our definition of adjusted EBITDA to exclude settlement income. We have excluded these items because we do not believe they reflect our core operations and us excluding them enables more consistent evaluation of our operating performance. The revision to our definition of adjusted EBITDA did not impact adjusted EBITDA for any previously reported periods because there was no impact of a similar nature in such prior periods affecting comparability.

Non-GAAP Net Income (Loss)

We define non-GAAP net income as net income (loss), excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement income and related costs; induced conversion expense; acquisition related expense and related purchase accounting adjustments; and the corresponding income tax impacts of adjustments to net income (loss).

During the year ended December 31, 2023, we revised our definition of non-GAAP net income to adjust for acquisition related expenses, related purchase accounting adjustments, and amortization of intangibles in connection with our Voyantic Oy acquisition. During the three months ended March 31, 2024, we further revised our definition of non-GAAP net income to exclude settlement income. The revisions to our definition of non-GAAP net income did not impact non-GAAP net income for any previously reported periods because there was no impact of a similar nature in such prior periods affecting comparability.

Additionally, during the year ended December 31, 2023, we revised our definition of non-GAAP net income (loss) to adjust for income tax effects of adjustments to net income (loss), calculated at the statutory rate for current and historical periods. We have revised the prior period amounts to conform to our current period presentation.

Free cash flow

We define free cash flow as net cash provided by (used in) operating activities, determined in accordance with GAAP, less purchases of property and equipment. We define adjusted free cash flow as free cash flow less cash received from gain on litigation settlement.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2024		2023	2024		2023

GAAP Gross margin	56.1%		51.0%	53.0%		50.8%
Adjustments:
Depreciation and amortization	1.6%		1.5%	1.7%		1.3%
Purchase accounting adjustments	0.0%		0.3%	0.0%		0.2%
Stock-based compensation	0.5%		0.5%	0.6%		0.5%
Non-GAAP Gross margin	58.2%		53.3%	55.3%		52.8%

GAAP Net income (loss)	$9,963		$(8,066)	$43,307		$(12,424)
Adjustments:
Depreciation and amortization	2,999		4,273	6,908		6,066
Stock-based compensation	14,705		13,148	26,495		23,372
Restructuring costs	—		—	1,812		—
Acquisition related expenses	79		630	986		1,672
Purchase accounting adjustments	—		276	—		276
Other income, net	(2,122)		(1,165)	(3,414)		(2,530)
Income from settlement of litigation	—		—	(45,000)		—
Interest expense	1,217		1,211	2,433		2,420
Income tax expense (benefit)	(12)		(349)	(13)		(277)
Adjusted EBITDA	$26,829		$9,958	$33,514		$18,575

GAAP Net income (loss)	$9,963		$(8,066)	$43,307		$(12,424)
Adjustments:
Depreciation and amortization	2,999		4,273	6,908		6,066
Stock-based compensation	14,705		13,148	26,495		23,372
Restructuring costs	—		—	1,812		—
Acquisition transaction expenses	79		630	986		1,672
Purchase accounting adjustments	—		276	—		276
Income from settlement of litigation	—		—	(45,000)		—
Income tax effects of adjustments (1)	(2,433)		(965)	(3,024)		(1,783)
Non-GAAP Net income	$25,313		$9,296	$31,484		$17,179

Non-GAAP Net income per share — diluted	$0.83	(2)	$0.33	$1.07	(2)	$0.60

GAAP Weighted-average shares — diluted	29,422		26,713	31,718	(3)	26,499
Dilutive shares from stock plans	—		1,809	—		2,039
Dilutive shares from convertible debt	2,589		—	—		—
Non-GAAP Weighted-average shares — diluted	32,011	(2)	28,522	31,718	(2)	28,538
(1) The tax effects of the adjustments are calculated using the statutory rate, taking into consideration the nature of the item and relevant taxing jurisdictions.

(2) Diluted net income per share includes the impact of our convertible debt using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion of 2.6 million.

(3) GAAP weighted average shares — diluted includes the dilutive effect of convertible debt.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
GAAP Net cash provided by (used in) operating activities	$45,479	$(22,544)	$105,619	$(49,104)
Adjustments:
Purchases of property and equipment	(1,366)	(5,616)	(7,568)	(13,198)
Free cash flow	$44,113	$(28,160)	$98,051	$(62,302)
Adjustments:
Income from settlement of litigation	—	—	(45,000)	—
Adjusted free cash flow	$44,113	$(28,160)	$53,051	$(62,302)

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited – calculated at the midpoint of the outlook range)

Three Months Ending
September 30,
2024
GAAP Net loss	$(2,714)
Adjustments:
Forecasted Depreciation and amortization	3,250
Forecasted Stock-based compensation	15,049
Forecasted Interest expense	1,215
Forecasted Other income, net	(2,300)
Forecasted Income tax expense	—
Adjusted EBITDA	$14,500

GAAP Net loss	$(2,714)
Adjustments:
Forecasted Depreciation and amortization	3,250
Forecasted Stock-based compensation	15,049
Forecasted Income tax effects of adjustments	(1,361)
Non-GAAP Net income	$14,224

GAAP Net loss per share — diluted	$(0.10)
Non-GAAP Net income per share — diluted(1)	$0.48

GAAP weighted-average shares — diluted	28,300
Dilutive shares	3,900
Non-GAAP weighted-average shares — diluted(1)	32,200

(1) Non-GAAP diluted net income per share includes the impact of our convertible debt using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion of 2.6 million.